SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 2, 2004


                               BCSB BANKCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        UNITED STATES                     0-24589                52-2108333
-------------------------------         -----------           ----------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                     21236
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
       --------------------------------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        ---------------------------------------------

     On January 2, 2004, Anderson Associates, LLP ("Anderson") announced that it was joining Beard Miller to become the Baltimore office of Beard Miller Company LLP ("Beard Miller"). As a result, on January 2, 2004, Anderson resigned as independent auditors of the Company. On January 2, 2004, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller was approved by the Company's Audit Committee on January 2, 2004.

     Anderson served as the Registrant's independent accountants to audit the Registrant's consolidated financial statements as of and for the fiscal years ended September 30, 2003 and 2002. Anderson's reports on the Registrant's consolidated financial statements as of and for the years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's fiscal years ended September 30, 2003 and 2002 and the subsequent interim period from October 1, 2003 through January 2, 2004, there were no disagreements with Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson, would have caused Anderson to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

     The Registrant has provided Anderson with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Anderson deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Anderson's letter is filed herewith as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

Exhibit 16      Letter of Anderson Associates, LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BCSB BANKCORP, INC.
                                        -------------------
                                        (Registrant)


Date:  January 5, 2004                  By: /s/ Gary C. Loraditch
                                           -------------------------------------
                                           Gary C. Loraditch
                                           President

                                  EXHIBIT INDEX


         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

         Exhibit 16                         Letter of Anderson Associates, LLP